UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     June 17, 2021

CD 2017-CD3 Mortgage Trust

(Exact name of issuing entity as specified in its charter)

(Central Index Key number of issuing entity: 0001693368)

Citigroup Commercial Mortgage Securities Inc.

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001258361)

Citigroup Global Markets Realty Corp.

(Central Index Key number: 0001541001)

German American Capital Corporation

(Central Index Key number: 0001541294)

(Exact name of sponsors as specified in their charters)

Delaware	333-207132-10	86-1073506
(State or other jurisdiction of incorporation of depositor)	(Commission File Number of issuing entity)	(IRS Employer Identification No. of depositor)

388 Greenwich Street
New York, New York	10013
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 816-5343

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

The 85 Tenth Avenue Mortgage Loan, an asset of CD 2017-CD3 Mortgage Trust (the “Issuing Entity”), is being serviced pursuant to the trust and servicing agreement, dated as of December 6, 2016 (the “DBWF 2016-85T TSA”), between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, AEGON USA Realty Advisors, LLC, as special servicer, Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian, and Wilmington Trust, National Association, as trustee, which governs the issuance of the DBWF 2016-85T Mortgage Trust, Commercial Mortgage Pass-Through Certificates. The DBWF 2016-85T TSA was filed as Exhibit 4.3 to the Current Report on Form 8-K with respect to the Issuing Entity, dated February 14, 2017 under Commission File No. 333-207132-10.

Effective as of June 17, 2021 (the “Effective Date”), AEGON USA Realty Advisors, LLC has assigned and delegated its rights and obligations as special servicer under the DBWF 2016-85T TSA to Situs Holdings, LLC, and Situs Holdings LLC has assumed all of the responsibilities, duties and liabilities of the special servicer under the DBWF 2016-85T TSA that arise on and after the Effective Date. A copy of the related acknowledgment and acceptance of special servicer dated June 17, 2021 is attached hereto as Exhibit 20.1.

Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement dated as of February 1, 2017 relating to the Issuing Entity, filed as Exhibit 4.1 to the Current Report on Form 8-K/A with respect to the Issuing Entity, dated February 28, 2017 and filed with the Securities and Exchange Commission on March 6, 2017 under Commission File No. 333-207132-10.

Item 9.01.        Financial Statements and Exhibits.

(d)         Exhibits

Exhibit No.	Description
Exhibit 20.1	Acknowledgment and Acceptance of Special Servicer dated June 17, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Citigroup Commercial Mortgage Securities Inc.

(Depositor)

/s/ Richard Simpson

Richard Simpson, President

Date: June 17, 2021